                                                                  Exhibit 24.2


                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California, on this __ day of June, 2003.

                                       HANDSPRING, INC.

                                       By:
                                           ---------------------------------
                                           William R. Slakey
                                           Chief Financial Officer

                                POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS that each individual whose signature appears below and on the following page constitutes and appoints Donna L. Dubinsky and William R. Slakey, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-3, and to file the same with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

           NAME                         TITLE                           DATE
PRINCIPAL EXECUTIVE OFFICER:

                                    Chief Executive Officer
---------------------------           and Director
Donna L. Dubinsky

PRINCIPAL FINANCIAL OFFICER AND
PRINCIPAL ACCOUNTING OFFICER:

--------------------------          Chief Financial Officer
William R. Slakey

ADDITIONAL DIRECTORS:

--------------------------          Chairman of the Board
Jeffrey C. Hawkins

--------------------------          Director
Bruce W. Dunlevie

  /s/ L. John Doerr                 Director                     June 13, 2003
--------------------------
L. John Doerr

--------------------------          Director
William E. Kennard

--------------------------          Director
Mitchell E. Kertzman